UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 24, 2003

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	N/A

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton		HM CX Bermuda

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Item 9. Regulation FD Disclosure

A presentation is to be given by the CEO at the ING BUDAPEST conference in Hungary on November 24-26, 2003 and includes EBITDA and non US- GAAP measures covering prior fiscal periods. Reconciliations of these measures to US GAAP are contained in the presentation furnished as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: November 24, 2003	/s/ Wallace Macmillan

Wallace Macmillan Vice President – Finance (Principal Financial Officer and Duly Authorized Officer)